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                                                                     EXHIBIT 1.2



                       CHINA YUCHAI INTERNATIONAL LIMITED
                                  FORM OF PROXY

PLEASE COMPLETE IN BLOCK CAPITALS

I/We
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of
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being (a) shareholder(s) of China Yuchai International Limited (the "Company"),
hereby appoint the person(s) named below or failing him/her, the Chairman of the Meeting as my/our proxy(ies) to vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held at Hotel Nikko, 72 Mody Road, Tsimshatsui East, Kowloon, Hong Kong on Friday, July 22, 2005 at 9:30 am and at any adjournment thereof.

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          Name of Proxy                   Address                       Passport Number             Proportion of Shareholdings (%)
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and/or (delete appropriate)
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


Resolutions                                                            For      Against      Abstain
-----------                                                            ---      -------      -------
1.   To receive and adopt the audited financial statements and        [  ]       [  ]          [  ]
     independent auditors' report.

2.   To approve an increase in Directors' fees from US$250,000        [  ]       [  ]          [  ]
     to US$500,000 for the financial year 2005.

3.   To re-elect the following Directors:

     (i)    Mr Teo Tong Kooi                                          [  ]       [  ]          [  ]
     (ii)   Mr Gao Jia Lin                                            [  ]       [  ]          [  ]
     (iii)  Mr Kwek Leng Peck                                         [  ]       [  ]          [  ]
     (iv)   Mr Gan Khai Choon                                         [  ]       [  ]          [  ]
     (v)    Mr Wong Hong Ren                                          [  ]       [  ]          [  ]
     (vi)   Mr Philip Ting Sii Tien                                   [  ]       [  ]          [  ]
     (vii)  Mr Raymond Chi-Keung Ho                                   [  ]       [  ]          [  ]
     (viii) Mr Tan Aik-Leang                                          [  ]       [  ]          [  ]
     (ix)   Mr Neo Poh Kiat                                           [  ]       [  ]          [  ]

4.   To authorize the Board of Directors to appoint Directors         [  ]       [  ]          [  ]
     to fill any vacancies on the Board.

5.   To re-appoint Messrs KPMG as independent auditors of the         [  ]       [  ]          [  ]
     Company.

                                     NOTES

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1.   You may appoint a proxy of your choice who need not be a shareholder of the
     Company by inserting the proxy's name on this proxy form in the space provided. If you do not enter a name in the space provided, the Chairman will be authorized to act as your proxy.

2. Where a shareholder appoints two proxies, the appointments shall be invalid unless he specifies the proportion of his shareholding (expressed as a percentage of the whole) to be represented by each proxy.

3. If the proxy form is returned without an indication as to how the proxy must vote on a particular matter, the proxy will exercise his discretion as to whether, and if so how, he votes.

4. In the case of a corporation, this proxy must be executed under its common seal or under the hand of an officer or attorney or other person duly authorized to sign.

5. To be valid, this proxy and the power of attorney to other authority (if any) under which it is signed, must be lodged with the Company at 16 Raffles Quay #26-00, Hong Leong Building, Singapore 048581 not less than 48 hours before the time appointed for the meeting.

6. In the case of joint holders, the signature of the first holder will suffice but the names of all joint holders should be stated.

7. The holder of the Special Share of the Company has the exclusive right to vote for the appointment and election of six Directors. Furthermore, no resolution of shareholders may be passed without the affirmative vote of the Special Share.

8. Only shareholders of record at the close of business on June 29, 2005 shall be entitled to notice of and to vote at the Annual General Meeting.
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
Total No. of Shares Held:                           Date:
                          -----------------------         ----------------------   ------------------------------------------
                                                                                   Signature(s) of Shareholder(s)/Common Seal

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                                    FOLD HERE
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PROXY FORM

                                                                        --------
                                                                         Affix
                                                                         stamp
                                                                         here
                                                                        --------




                    CHINA YUCHAI INTERNATIONAL LIMITED

                    16 Raffles Quay #26-00

                    Hong Leong Building

                    Singapore 048581